UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 4, 2022

Cruzani, Inc.
(Exact name of registrant
as
specified in its charter)

Wyoming	001-39933	26-414571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Wall Street, Suite 744 New York, NY	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(212) 398-0002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock	CZNI	OTC Markets - Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Reference is
made to the Current Report on Form 8-K of Cruzani, Inc. (he “registrant”) filed  on May 10, 2022 (the “Original Form 8-K”), which inadvertently reported the transaction described therein under Item 1.01 rather than Item 2.01.  Reference also is made to the registrant’s Current Report on Form 8-K/A (the “Amended Form 8-K”) filed on July 1, 2022, in which the registrant reported the transaction under Item 2.01, but failed to state why it did not file the financial statements required by Item 9.01 of Form 8-K.

Item 5.01 Change of Control of the Registrant.

The registrant incorporates by reference Item 5.01 of the Amended Form 8-K.

Item 9.01 Financial Statements and Exhibit.

Any exhibits required by this Current Report on Form 8-K, with the exception of financial statements required by Item 9.01 of Form8-K, were filed with the Original Form 8-K and are hereby incorporated by reference.  Item 9.01 of the Original Form 8-K and the Amended Form 8-K also are further amended by adding the following:

The registrant is filing this amendment to report that the financial statements required by Item 9.01(a) and (b) were not filed because the registrant was not identified as a shell company.  Consistent with Section 12220.2 of the SEC’s Financial Reporting Manual, and Item 9.01(a)(3) and (b)(2), the Company inte nds to file the required financial statements on or before July 20, 2022 (71 days after the filing of the Original Form 8-K) with an addtional amendment to the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUZANI, INC.

Date: July 6 , 2022	By:	/s/ Michael E. Lakshin
Michael E. Lakshin
President